Accounts Receivable	12 Months Ended
Dec. 31, 2024
Accounts Receivable [Abstract]
Accounts receivable
3.	Accounts receivable, net

	At December 31,
	2024	2023

Accounts receivable from third parties	$1,563,289	$5,972,736
Allowance for expected credit losses	-	-

	$1,563,289	$5,972,736

As of December 31, 2024 and 2023, the Company did not record an allowance for doubtful accounts. The accounts receivable balance primarily consists of amounts due from third-party customers.

The Company reviewed the aging and the past repayment history of the accounts receivable. The Company also review the industrys. No allowance was made as they were not over-due and their payment history was satisfactory. Based on this assessment, management determined that no allowance was necessary as of the reporting dates.

The Company applies the current expected credit loss (CECL) model in accordance with ASC 326.